UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2021

Date of Report (Date of earliest event reported)

                  Lincoln National Corporation

(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

150 N. Radnor-Chester Road, Radnor, PA 19087

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (484) 583-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	LNC	New York Stock Exchange

__________________________________

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders of Lincoln National Corporation (the “Company”) was held on June 3, 2021.  Shareholders voted as follows on the matters presented for a vote.

Item 1.   Election of Directors

The eleven nominees for election to the Board of Directors were elected, each for a term expiring at the Company’s 2022 annual meeting of shareholders, based upon the following votes:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Deirdre P. Connelly	142,567,690	7,825,733	378,914	17,881,972
William H. Cunningham	138,986,255	11,411,169	374,913	17,881,972
Reginald E. Davis	145,671,307	4,712,527	388,504	17,881,972
Dennis R. Glass	147,005,278	3,438,823	328,236	17,881,972
George W. Henderson, III	142,384,132	7,976,905	411,300	17,881,972
Eric G. Johnson	130,121,583	20,270,427	380,327	17,881,972
Gary C. Kelly	143,584,215	6,809,590	378,532	17,881,972
M. Leanne Lachman	136,022,706	14,335,976	413,655	17,881,972
Michael F. Mee	133,906,834	16,454,617	410,886	17,881,972
Patrick S. Pittard	137,562,203	12,813,545	396,590	17,881,972
Lynn M. Utter	147,805,642	2,559,867	406,828	17,881,972

Item 2.   Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2021 was approved based on the following votes:

For	Against	Abstentions
158,717,756	9,639,209	297,345

There were no broker non-votes for this item.

Item 3.   Advisory Resolution on Executive Compensation

The proposal to approve an advisory resolution regarding the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2021 Proxy Statement, was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
108,307,290	41,643,144	821,903	17,881,972

Item 4.   Non-Binding Shareholder Proposal Regarding Amending Special Shareholder Meeting Right

The non-binding shareholder proposal to amend the Company’s bylaws to remove the one-year holding requirement from the Company’s special shareholder meeting right was not approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
7,515,779	142,407,479	849,080	17,881,972

Item 5.   Non-Binding Shareholder Proposal Regarding Amending Shareholder Proxy Access

The non-binding shareholder proposal to amend the Company’s proxy access bylaws to remove the 20-shareholder aggregation limit was not approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
48,942,087	101,045,652	784,598	17,881,972

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION

By	/s/ Nancy A. Smith
Name:	Nancy A. Smith
Title:	Senior Vice President and Secretary

Date:  June 7, 2021